UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor
Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MACK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 15, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Merrimack Pharmaceuticals, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019.

PwC’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2017 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2017 and 2018 included an emphasis of matter paragraph indicating that the Company will require additional financing to fund future operations.

During the Company’s fiscal years ended December 31, 2017 and 2018 and the subsequent interim period through July 15, 2019, there were:

(i)

no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)	no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of this Current Report on Form 8-K (this “Report”) prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested PwC to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made in this Report. A copy of PwC’s letter dated July 17, 2019 is attached as Exhibit 16.1 to this Report.

The Audit Committee has commenced a competitive process to identify and appoint a successor independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. The Audit Committee has invited several firms to participate in this process, which is currently ongoing. Once selected, the Company will authorize PwC to respond fully to the inquiries of the successor accountant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated July 17, 2019, to the Securities and Exchange Commission regarding statements included in this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: July 17, 2019	By:	/s/ Timothy R. Surgenor
Timothy R. Surgenor
Secretary